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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)   March 13, 2002
                                                       ---------------------


                           FIRST SECURITY GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Tennessee                    333-59338              58-2461486
---------------------------------   ----------------     ----------------------
  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)               File Number        Identification No.)


       817 Broad Street, Chattanooga, Tennessee                  37402
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       (Address of Principal Executive Offices)                (Zip Code)

     Registrant's telephone number, including area code   (423) 308-2000
                                                        ------------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 13, 2002, First Security Group, Inc. (the "Company") entered into an Agreement and Plan of Share Exchange with First State Bank of Maynardville, Tennessee. The Company will pay approximately $8.1 million for all of the outstanding common stock of First State Bank which, as of December 31, 2001 had assets of approximately $43.1 million, deposits of approximately $36.9 million, and shareholders' equity of approximately $5.8 million. The Company's acquisition of First State Bank is subject to regulatory approval, approval by First State Bank's shareholders, and satisfactory completion of the Company's due diligence investigation of First State Bank.

         The Company intends to fund the purchase price through sales of its common stock.

         The purchase price was determined through analysis of First State Bank's recent, unaudited financial performance and was arrived at through negotiations between the respective chairpersons and chief executive officers of the Company and First State Bank.

         The Company will provide financial information related to this acquisition within sixty days from the date of this Current Report.

         On March 14, 2002, First Security Group, Inc. issued the press release announcing the acquisition which is filed with this Current Report as Exhibit 99.1.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         EXHIBIT
         NUMBER                                  DESCRIPTION
         -------           ----------------------------------------------------------
            2              Agreement and Plan of Share Exchange by and between First
                           Security Group, Inc. and First State Bank dated as of March
                           13, 2002.

         99.1             Press Release.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IRT PROPERTY COMPANY



Date: March 25, 2002                By:   /s/ Rodger B. Holley
                                       ----------------------------------------
                                       Name:  Rodger B. Holley
                                       Title: Chairman, Chief Executive
                                              Officer and President
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                                                                       EXHIBIT 2

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                                                                    EXHIBIT 99.1